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                                                                     EXHIBIT 4.2

                             SUPPLEMENTAL INDENTURE


         Supplemental Indenture (this "Supplemental Indenture"), dated as of April 14, 2000, by and among Fenix Communications, Inc., a Wisconsin corporation ("Fenix Inc."), and Fenix Limited Partnership, a Wisconsin limited partnership ("Fenix L.P.," and together with Fenix Inc., the "Guaranteeing Subsidiaries"), NATG Holdings, Inc., a Delaware limited liability company ("NATG"), Orius Capital Corp., a Delaware corporation (together with NATG, the "Issuers"), Orius Corp., a Florida corporation ("Parent"), the subsidiaries of Parent named in the Indenture (as hereinafter defined) as guarantors (together with Parent, the "Original Guarantors") and United States Trust Company of New York, as trustee (the "Trustee") under the Indenture. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         W I T N E S S E T H

         WHEREAS, the Issuers and the Original Guarantors have previously executed and delivered to the Trustee an indenture (the "Indenture"), dated as of February 9, 2000, providing for the issuance of an aggregate principal amount of up to $300,000,000 of 12 3/4% Senior Subordinated Notes due 2010;

         WHEREAS, the Indenture provides that the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Issuers' obligations under the Securities and the Indenture on the terms and conditions set forth in the Indenture; and

         WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

         1. Agreement to Guarantee. The Guaranteeing Subsidiaries hereby agree as follows:

         (a) Along with all Guarantors named in the Indenture, to jointly and severally, unconditionally and irrevocably guarantee, on a senior subordinated basis (each such guarantee to be referred to herein as a "Note Guarantee") to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, this Supplemental Indenture, the Securities or the obligations of the Issuers or any other Guarantors to the Holders or the Trustee hereunder or thereunder, that: (i) the principal of, premium, if any, and interest on the Securities shall be duly and punctually paid in full when due, whether at maturity, upon redemption at the option of Holders pursuant to the provisions of the Securities relating thereto, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Securities and all other obligations of the


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                  Issuers or the Guarantors to the Holders or the Trustee
                  hereunder or thereunder (including amounts due the Trustee under Section 7.7 of the Indenture) and all other obligations shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Issuers to the Holders under the Indenture or under the Securities, for whatever reason, each Guaranteeing Subsidiary shall be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under the Indenture or the Securities shall constitute an event of default under this Note Guarantee, and shall entitle the Holders of Securities to accelerate the obligations of the Guaranteeing Subsidiaries hereunder in the same manner and to the same extent as the obligations of the Issuers.

         (b) The Guaranteeing Subsidiaries' obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Supplemental Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against an Issuer, any action to enforce the same, whether or not a Guarantee is affixed to any particular Security, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each of the Guaranteeing Subsidiaries hereby waive the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of an Issuer, any right to require a proceeding first against an Issuer, protest, notice and all demands whatsoever and covenants that its Note Guarantee shall not be discharged except by complete performance of the obligations contained in the Securities, the Indenture and this Note Guarantee. This Note Guarantee is a guarantee of payment and not of collection. If any Holder or the Trustee is required by any court or otherwise to return to the Issuers or to any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to an Issuer or such Guarantor, any amount paid by an Issuer or such Guarantor to the Trustee or such Holder, this Note Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between it, on the one hand, and the Holders of Securities and the Trustee, on the other hand, (i) subject to the provisions hereof, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Six of the Indenture for the purposes of this Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (ii) in the event of any acceleration of such obligations as provided in Article Six of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guaranteeing Subsidiaries for the purpose of this Note Guarantee.


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         (c)      Each Guaranteeing Subsidiary that makes a payment or
                  distribution under a Note Guarantee shall be entitled to a contribution from each other Guarantor on a pro rata basis, based on the net assets of each Guarantor, determined in accordance with GAAP.

         (d) The Obligations of each Guaranteeing Subsidiary under its Note Guarantee are limited to the maximum amount which, after giving effect to all other contingent and of the Senior Secured Credit Agreement and any other Guarantor Senior Debt, and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under the Indenture, will result in the obligations of such Guaranteeing Subsidiary under the Note Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law.

         4. Incorporation of Terms of Indenture. The obligations of the Guaranteeing Subsidiaries under the Note Guarantees shall be governed in all respects by the terms of the Indenture and shall constitute a Guarantee thereunder. Each of the parties hereto shall be bound by the terms of the Indenture as they relate to the Note Guarantees.

         5. No Recourse Against Others. No stockholder, officer, director, employee or incorporator, past, present or future, or any Guaranteeing Subsidiary, as such, shall have any personal liability under this Note Guarantee by reason of his, her or its status as such stockholder, officer, director, employee or incorporator.

         6. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         7. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         8. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

         9. Disclaimer by Trustee. The Trustee makes no representation as to the validity of this Supplemental Indenture or the proper authorization or due execution of this Supplemental Indenture by the Issuers, the Original Guarantors or the Guaranteeing Subsidiaries.



                                *   *   *   *   *


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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed and attested, all as of the date first above written.

Dated: April 14, 2000


                              FENIX COMMUNICATIONS, INC.

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Executive Vice President

                              FENIX LIMITED PARTNERSHIP

                              By: LISN, Inc., its General Partner

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Executive Vice President

                              NATG HOLDINGS, LLC

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Chief Executive Officer and President

                              ORIUS CAPITAL CORP.

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, President

                              ORIUS CORP.

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Chief Executive Officer and President

                              NORTH AMERICAN TEL-COM GROUP, INC.

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Chief Executive Officer and President

                              SCHATZ UNDERGROUND CABLE, INC.

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Executive Vice President



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                [Signature Page to Supplemental Indenture cont.]


                              TEXEL CORPORATION

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Executive Vice President

                              U.S. CABLE, INC.

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Executive Vice President

                              STATE WIDE CATV, INC.

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Executive Vice President

                              NETWORK CABLING SERVICES, INC.

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Executive Vice President

                              MICH-COM CABLE SERVICES, INC.

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Executive Vice President

                              EXCEL CABLE CONSTRUCTION, INC.

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Executive Vice President

                              DAS-CO OF IDAHO, INC.

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Executive Vice President

                              COPENHAGEN UTILITIES & CONSTRUCTION, INC.

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Executive Vice President

                              CHANNEL COMMUNICATIONS, INC.

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Executive Vice President




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                [Signature Page to Supplemental Indenture cont.]


                              CABLEMASTERS CORP.

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Executive Vice President

                              CATV SUBSCRIBER SERVICES, INC.

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Executive Vice President

                              LISN COMPANY

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Executive Vice President

                              LISN, INC.

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Executive Vice President

                              ARION, INC.

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Executive Vice President

                              IRWIN TELECOM SERVICES, L.P.

                              By: SCHATZ UNDERGROUND CABLE,
                              INC.Its: General Partner

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, Executive Vice President

                              IRWIN TELECOM HOLDINGS, INC.

                              By: /s/ WILLIAM J. MERCURIO
                                 ---------------------------------------------
                              William J. Mercurio, President




                                   UNITED STATES TRUST COMPANY OF NEW
                                   YORK, AS TRUSTEE

                                   By: /s/ MARGARET M. CIESMELEWSKI
                                      ----------------------------------------
                                   Name: Margaret M. Ciesmelewski
                                   Title: Assistant Vice President